UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska

68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

6/30

Date of reporting period:  6/30/14

Item 1.  Reports to Stockholders.

altegris TRUSTED ALTERNATIVES. INTELLIGENT INVESTING.

June 30, 2014

Altegris Managed Futures Strategy Fund

A Series of Northern Lights Fund Trust

Annual Report

Class A (MFTAX)
Class C (MFTCX)
Class I (MFTIX)
Class O (MFTOX)

SUB-ADVISED BY
J.P. Morgan Investment Management, Inc.
270 Park Avenue
New York, NY 10017

888.524.9441

www.altegris.com/mutualfunds

Altegris Managed Futures Strategy Fund

Annual Letter to Shareholders for the 12-Month Period Ending June 30, 2014

Dear Investor:

Market and Performance Summary

At the beginning of the fiscal period, managed futures investing remained difficult as coordinated global bank intervention and unprecedented monetary stimulus led to contracted volatility across all markets and a dearth of trends outside of the rise in global equity prices. The impact of the central bank put option on world financial markets has been pronounced and impactful over the recent past, post the 2008 financial crisis. By and large, managed futures managers capitalized on the strong trend in equities, and the lone currency trend of a weak yen from late 2012 to early 2013. Outside of these two elements, however, most managers, including those accessed by the Altegris Managed Futures Strategy Fund, faced substantial headwinds from trendless and choppy commodity markets, low volatility currencies trading in tight ranges and bond yields that reversed sharply against trend in mid-2013. For these reasons, the Altegris 40 Index®, which we consider to be the most representative index for managed futures, hit the lows of its drawdown in September 2013. Similarly, the Altegris Managed Futures Strategy Fund hit its low just one month earlier.

The environment for managed futures remained challenging over the 12 months, although less difficult than it was over the July 2012 to June 2013 fiscal period. As the flood of quantitative easing in its various forms post the credit crisis moderated, central banks made less coordinated decisions, government intervention dwindled, and more normalized patterns between economic strength and market direction formed. Commodity and foreign exchange market volatility remains at all-time lows, but we are starting to see signs of fundamental factors impacting price trends. Bond markets remain tightly controlled, but the continued compression in global sovereign debt yields allowed a strong trend to emerge in 2014. The Fund has since come off of its lows, and appears to be recovering from the current drawdown.

As shown in Figure 1, for the 12 months ending June 30, 2014, the Altegris Managed Futures Strategy Fund’s Class A (at NAV), Class C, Class I and Class O shares returned -0.78%, -1.47%, -0.55% and -0.78%, respectively. During this same period, the Bank of America Merrill Lynch 3-Month Treasury Bill Index (the Fund’s benchmark), the Altegris 40 Index, the S&P 500 Total Return Index and the MSCI World Index returned 0.05%, 1.33%, 24.61% and 21.62%, respectively. The Fund’s net assets under management were $285.6 million as of June 30, 2014.

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Figure 1: Altegris Managed Futures Strategy Fund Performance Review | July 1, 2013 – June 30, 2014
			Quarterly Returns
	1-Year	Since Inception*	Q2 2014	Q1 2014	Q4 2013	Q3 2013
Class A (NAV)	-0.78%	-2.87%	1.71%	-2.88%	4.04%	-3.45%
Class A (max load)**	-6.51%	-4.36%	-4.09%	-8.46%	-1.96%	-9.02%
Class C (NAV)	-1.47%	-5.45%	1.64%	-3.17%	3.88%	-3.62%
Class I (NAV)	-0.55%	-2.64%	1.81%	-2.86%	4.12%	-3.43%
Class O (NAV)	-0.78%	-4.97%	1.83%	-2.99%	4.04%	-3.45%
BofA Merrill Lynch 3-Month T-Bill Index	0.05%	0.09%	0.01%	0.01%	0.02%	0.02%
Altegris 40 Index®***	1.33%	-0.93%	4.23%	-3.26%	4.00%	-3.36%
S&P 500 Total Return Index	24.61%	20.26%	5.23%	1.81%	10.51%	5.24%
MSCI World Index	21.62%	13.34%	4.16%	0.77%	7.61%	7.68%

*	The inception date of Class A and Class I is 08/26/10; the inception date of Class C is 02/01/11; the inception date of Class O is 03/13/13. Past performance is not indicative of future results. Returns for periods longer than one year are annualized.

**	The maximum sales charge (load) for Class A is 5.75%. Class A share investors may be eligible for a reduction in sales charges.

***	Data for the Altegris 40 Index® reports on a monthly basis. Therefore, the since inception performance for the Altegris 40 Index® begins with September 2010.

The total annual Fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.20% for Class A, 2.95% for Class C, 1.95% for Class I and 2.20% for Class O, per the Fund’s prospectus dated October 28, 2013.

The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until January 31, 2015, to ensure that total annual Fund operating expenses after fee waiver and reimbursement will not exceed 1.90%, 2.65%, 1.65% and 1.90% of average daily net assets attributable to Class A, Class C, Class I and Class O shares, respectively, subject to possible recoupment in future years.

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Results shown reflect the waiver, without which the results would have been lower. The Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call (888) 524-9441. The referenced indices are shown for general market comparisons and are not meant to represent any particular Fund.

Fund Overview

The Fund provides managed futures exposure via investments in flagship managed futures managers, typically Altegris 40 Index® constituents. Trend following managers—which generally profit most from clear, prolonged price trends of several months or more—make up approximately 70-75% of the Altegris 40 Index®. The Fund intends to maintain exposure to this sub-strategy typically ranging from 60% to 100%. The remainder of the Fund is allocated to specialized and hybrid-trend strategies, a diverse subset of the managed futures universe comprising approximately 25-30% of the Altegris 40 Index, in which managers may employ a wide variety of trading approaches, including discretionary macro, short-term systematic and countertrend.

The Fund kept its exposure to Winton Capital Management constant throughout the period as the manager continues to be the benchmark for which other trend following managers should be compared. The Fund

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increased exposure to QIM while reducing exposures to both Capital Fund Management (CFM) and Cantab Capital Partners after both managers remained in their worst drawdowns. Exposures to both Abraham and Lynx remain at 7.50% and 11.25%, respectively.

As of June 30, 2014, the Fund accessed six managed futures managers as delineated in Figure 2 below:

Figure 2: Futures Exposure by Manager
Manager	Program	Sub-Strategy	7/1/2013 Exposure	6/30/2014 Exposure
Winton Capital Management	Diversified Trading Program	Trend Following	38.75%	38.75%
QIM	Global Program	Specialized	16.50%	24.30%
Lynx Asset Management	Trading Program	Trend Following	11.25%	11.25%
Capital Fund Management (CFM)	Discus Program	Specialized	15.00%	10.70%
Cantab Capital Partners	CCP Quantitative Fund - Aristarchus Program	Specialized	11.00%	7.50%
Abraham Trading Co.	Diversified Program	Trend Following	7.50%	7.50%

Drivers of Fund Performance

Strong trends in global stock indices allowed the Fund’s trend-centric managers to capitalize on price persistence for the period in this sector. Early detraction from both short-term (rates) and long-term (bonds) global fixed income futures during the first half of the period were more than recouped beginning in 2014, as Fed Chairwoman Janet Yellen and ECB President Mario Draghi continued both dovish talk and actions. Losses came from energy futures, precious and base metals futures and foreign exchange trading. Specifically, the Fund’s trend following managers struggled in energy futures, especially short WTI crude, during the last two quarters of 2013 as trend reversals proved difficult to circumvent. Negative attribution also came from metals – most notably short gold positioning – as various global crises (Ukraine, Iraq) led investors in a flight to safety, particularly in the first half of 2014. Losses in foreign exchange trading were essentially relegated to two of the three specialized managers, whose “carry” models worked against them. Carry is associated with holding a higher yielding currency versus one which is lower yielding. This can be a very profitable trade; however, the benefits of the positive carry were outweighed by the cost of weakness in some of the higher yielding emerging market currencies.

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Figure 3: Futures Performance Attribution by Sector | July 1, 2013 – June 30, 2014

Past performance is no guarantee of future results. The data is estimated and obtained from third parties including managers, clearing firms and exchanges. These sources are believed to be reliable, but their accuracy cannot in all cases be independently verified. As such, the data is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

*	Softs, or soft commodities, are commodities such as coffee, cocoa, sugar and fruit. This term generally refers to commodities that are grown, rather than mined.

**	Bonds are defined as having a maturity of two or more years at inception, and rates are defined as having a maturity of less than two years at inception.

Trend-following managers accessed by the Fund were the best performers as a group for the period. Lynx was the top performer, while Winton and Abraham also performed well chiefly due to global stock index trading, with aid from positioning in grains and global fixed income futures. However, much of the trend following managers’ positive returns were offset by the worst performing manager, Cantab. Cantab’s most significant losses came in foreign exchange carry trading over two different periods, where the manager was long higher yielding emerging market currencies versus those which were lower yielding. CFM and QIM detracted slightly for the period as specialized managers found the low volatility environment to be particularly challenging.

4

Figure 4: Futures Performance Attribution by Manager | July 1, 2013 – June 30, 2014

Past performance is no guarantee of future results. The data is estimated and obtained from third parties including managers, clearing firms and exchanges. These sources are believed to be reliable, but their accuracy cannot in all cases be independently verified. As such, the data is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

Outlook

As of June 30, 2014, the Fund’s managed futures managers continued to maintain a modest long exposure to stock index futures, as they did throughout the 12 months prior. Given the strength of the trend in global fixed income, exposure to this sector increased from a near 0% net in July 2013 to significantly net long by June 2014 – particularly in Europe and Japan. At the same time, trends in select commodity and foreign exchange markets have gained strength, leading to small exposure increases in both sectors overall. The Fund has also become more diversified since early 2014 as nascent trends have emerged. A sudden rise in interest rates that precipitates a sharp reversal in equity markets poses the biggest risk to the Fund’s current positioning. However, if those trends were to persist, and develop into bear markets, we would expect our managers to adjust and participate as they have done historically.

We are seeing some burgeoning signs of an improved trading environment for managed futures. As the year has progressed, these signs have become more apparent. Managers with trend following components to their system are finding more trends upon which to capitalize, and these trends are becoming more persistent. While it is certainly good to see managed futures end the first half of 2014 on very positive footing, the argument for why managed futures has not changed. While the uncorrelated performance since the financial crisis may have been discouraging for some investors, our core thesis has always been that a strategic allocation to a non-correlated strategy such as managed futures, net of fees, has significant diversification benefits over the long term. While you cannot time when diversification will be most beneficial, patience should pay off for those who have stayed invested. In our opinion, divergent central

5

bank decision making will provide an improved opportunity set, and investors should review whether their allocations to managed futures are sufficient.

We thank you for investing in the Altegris Managed Futures Strategy Fund, and look forward to enhancing our partnership with you.

Sincerely,

Matt Osborne

Executive Vice President

Co-Portfolio Manager

Effective July 14, 2014, Ryan Hart, CAIA, CFA has been added as portfolio manager of the Fund, and Jon Sundt and Allen Cheng have been removed as portfolio managers of the Fund.

 INDEX DEFINITIONS

BofA Merrill Lynch 3 month T-Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.

The Altegris 40 Index® tracks the performance of the 40 leading managed futures programs, by ending monthly equity (assets) for the previous month, as reported to Altegris. The Altegris 40 Index represents the dollar-weighted average performance of those 40 programs. The Index started in July 2000; data is available back to 1990.

MSCI World Index is a free-float adjusted market capitalization weighted index that measures equity market performance of 24 developed market country indices.

The S&P 500 Total Return Index is the total return version of S&P 500 index. The S&P 500 index is unmanaged and is generally representative of certain portions of the U.S. equity markets. For the S&P 500 Total Return Index, dividends are reinvested on a daily basis and the base date for the index is January 4, 1988. All regular cash dividends are assumed reinvested in the S&P 500 index on the ex-date. Special cash dividends trigger a price adjustment in the price return index.

GLOSSARY

Long. Buying an asset/security that gives partial ownership to the buyer of the position. Long positions profit from an increase in price.

Short. Selling an asset/security that may have been borrowed from a third party with the intention of buying back at a later date. Short positions profit from a decline in price. If a short position increases in price, covering the short position at a higher price may result in a loss.

1236-NLD-7/31/2014

6

Altegris Managed Futures Strategy Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2014

The Fund’s performance figures* since inception and for the periods ended June 30, 2014, compared to its benchmarks:

			Annualized - Since Inception
	One Year	Three Years	August 26, 2010	February 1, 2011	March 13, 2013
Altegris Managed Futures Strategy Fund - Class A	(0.78)%	(2.49)%	(2.87)%	N/A	N/A
Altegris Managed Futures Strategy Fund - Class A with load **	(6.51)%	(4.41)%	(4.36)%	N/A	N/A
Altegris Managed Futures Strategy Fund - Class C	(1.47)%	(3.19)%	N/A	(5.45)%	N/A
Altegris Managed Futures Strategy Fund - Class I	(0.55)%	(2.27)%	(2.64)%	N/A	N/A
Altegris Managed Futures Strategy Fund - Class O	(0.78)%	N/A	N/A	N/A	(4.97)%
Altegris 40 Index ***	1.33%	(1.99)%	(0.93)%	(2.43)%	(2.19)%
MSCI World Index ****	21.62%	9.41%	13.34%	8.26%	16.50%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual operating expense ratios, gross of fee waivers or expense reimbursments, are 2.20%, 2.95%, 1.95% and 2.20% for Class A, Class C, Class I and Class O shares, respectively, per the Fund’s prospectus dated October 28, 2013. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%, and load-waived purchases of Class A shares maybe subject to a contingent deferred sales charge (“CDSC”) of 1.00 % if such shares are redeemed within 18 months of purchase. Class C shares are subject to a CDSC of 1.005 if redeemed within 12 months of purchase. All share classes are subject to a redemption fee of 1.00% if redeemed within 30 days of purchase. For performance information current to the most recent month-end, please call 1-877-772-5838.

**	Class A with load total return is calculated using the maximum sales charge of 5.75%.

***	The Altegris 40 Index® tracks the performance of the 40 leading managed futures programs, selected based on ending monthly equity (assets) for the previous month, as reported to Altegris Investments, Inc. The Altegris 40 Index represents the dollar-weighted average performance of those 40 programs. The Index started in July 2000; data is available back to 1990. Investors cannot invest directly in an index.

****	MSCI World Index is a stock market index of over 6,000 stocks from 24 developed countries around the globe. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment | August 26, 2010–June 30, 2014
Past performance is not necessarily indicative of future results.

+	Initial investment has been adjusted for the maximum sales charge of 5.75%.

Holdings by type of investment	% of Net Assets
Short Term Bonds & Notes	31.0%
Discount Agency Notes	19.0%
Commercial Paper	9.4%
Certificates of Deposit	9.0%
Structured Note	7.4%
Long Term Bonds & Notes	7.1%
Unaffiliated Trading Companies	4.2%
Other Assets Less Liabilities	12.9%
100.0%

Please refer to the Consolidated Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the Fund’s holdings.

7

Altegris Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2014

Shares				Value
	INVESTMENTS - 87.1%
	UNAFFILIATED TRADING COMPANIES ^ - 4.2%
11,510	Abraham Diversified Program (a)			$886,312
30,540	Capital Discus Program CFM DTP (a)			1,445,098
32,802	CCP Quantitative Fund - Aristarchus Program (a)			1,214,389
33,971	Lynx Trading Program (a)			1,601,225
43,126	Quantitative Global Program (a)			2,472,970
21,316	Winton Diversified Program (a)			4,234,607
	TOTAL UNAFFILIATED TRADING COMPANIES (Cost - $11,007,502)			11,854,601

Principal
Amount ($)			Maturity
	STRUCTURED NOTE - 7.4%
17,800,000	Barclays Bank PLC Linked Note (a) *		2/3/2015	21,114,228
	(Cost $17,800,000)
		Yield (b)
	LONG TERM BONDS & NOTES - 7.1%
10,000,000	Federal Home Loan Banks	0.1250%	11/20/2014	10,000,820
10,000,000	Federal Home Loan Mortgage Corp. (c)	1.0000	8/27/2014	10,014,140
250,000	Federal National Mortgage Association (c)	0.5000	7/2/2015	250,810
	TOTAL LONG TERM BONDS & NOTES (Cost - $20,261,591)			20,265,770

	SHORT-TERM INVESTMENTS - 68.4%
	BONDS & NOTES - 31.0% (d)
7,250,000	Federal Home Loan Banks	0.1250	3/20/2015	7,250,166
12,000,000	Federal Home Loan Banks	0.1700	9/18/2014	12,002,460
10,000,000	Federal Home Loan Banks	0.1900	7/24/2014	10,000,310
8,000,000	Federal Home Loan Banks	0.2100	9/12/2014	8,002,216
8,000,000	Federal Home Loan Banks	0.2500	1/16/2015	8,006,000
10,000,000	Federal Home Loan Mortgage Corp. (c)	0.2500	8/14/2014	10,002,100
5,000,000	Federal Home Loan Mortgage Corp (c)	0.5000	4/17/2015	5,013,835
10,000,000	Federal National Mortgage Association (c)	0.3750	3/16/2015	10,017,090
10,000,000	United States Treasury Bill	0.0025	7/3/2014	9,999,999
8,000,000	United States Treasury Note	4.2500	8/15/2014	8,041,248
	TOTAL BONDS & NOTES (Cost - $88,325,192)			88,335,424

	CERTIFICATES OF DEPOSIT - 9.0%
6,600,000	Bank of Montreal	0.1000	7/3/2014	6,600,000
6,800,000	Norinchukin Bank	0.1400	7/25/2014	6,800,000
7,150,000	Sumitomo Mitsui Banking Corp	0.1600	7/3/2014	7,150,000
5,200,000	Sumitomo Mitsui Trust Bank, Ltd.	0.1300	7/23/2014	5,200,000
	TOTAL CERTIFICATES OF DEPOSIT (Cost - $25,750,000)			25,750,000

See accompanying notes to consolidated financial statements.

8

Altegris Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Principal
Amount ($)		Yield (b)	Maturity	Value
	COMMERCIAL PAPER - 9.4%
6,300,000	Albion Capital (e)	0.1600%	7/17/2014	$6,299,552
5,200,000	Apple, Inc. (e)	0.0500	7/10/2014	5,199,935
5,000,000	General Electric	0.0600	7/1/2014	5,000,000
4,200,000	Danaher Corp. (e)	0.1000	7/9/2014	4,199,907
6,200,000	Working Capital Management Co. LP (e)	0.1500	7/15/2014	6,199,638
	TOTAL COMMERCIAL PAPER (Cost - $26,899,032)			26,899,032

	DISCOUNT AGENCY NOTES - 19.0%
3,314,000	Federal Farm Credit Discount Notes	0.0100	7/1/2014	3,314,000
10,950,000	Federal Farm Credit Discount Notes	0.0500	7/2/2014	10,949,985
5,000,000	Federal Home Loan Bank Discount Notes	0.0500	7/11/2014	4,999,931
5,000,000	Federal Home Loan Bank Discount Notes	0.0650	7/18/2014	4,999,847
30,000,000	Fannie Mae Discount Notes	0.0483	7/2/2014	29,999,958
	TOTAL DISCOUNT AGENCY NOTES (Cost - $54,263,720)			54,263,721

	TOTAL SHORT-TERM INVESTMENTS (Cost - $195,237,944)			195,248,177

	TOTAL INVESTMENTS - 87.1% (Cost - $244,307,037) (f)			$248,482,776
	OTHER ASSETS LESS LIABILITIES - 12.9%			36,872,879
	NET ASSETS - 100.0%			$285,355,655

^	Alternative Strategies Limited Fund - See Note 1

*	Non-Income producing.

(a)	All or a portion of these investments is a holding of the consolidated AMFS Fund Limited.

(b)	Represents annualized yield at date of purchase for discount securities, and coupon for coupon based securities.

(c)	Issuers operate under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and Federal Home Loan Mortgage Corp. currently operate under a federal conservatorship.

(d)	Securities that mature 365 days or less from the acquired date are determined to be short-term securities.

(e)	144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014 these securities amounted to $21,899,032 or 7.7% of net assets.

(f)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $294,198,595 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$15,857
Unrealized Depreciation:	(12,108,847)
Net Unrealized Depreciation:	$(12,092,990)

OPEN TOTAL RETURN SWAPS CONTRACTS (a)

Reference Entity	Notional Amount	Interest Rate	Termination Date	Counterparty	Unrealized Appreciation
Barclays Bank PLC SWAP	$21,393,780	LIBOR + 1.20%	11/9/2016	Barclays Capital Inc.	$673,526

See accompanying notes to consolidated financial statements.

9

Altegris Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
June 30, 2014

ASSETS
Investments in securities:
At cost	$244,307,037
At value	248,482,776
Segregated cash at broker	28,033,057
Cash	8,860,307
Unrealized appreciation on swap contracts	673,526
Receivables:
Fund shares sold	391,129
Interest	221,363
Due from broker	7,350
Prepaid expenses and other assets	53,651
TOTAL ASSETS	286,723,159

LIABILITIES
Payables:
Fund shares repurchased	662,766
Investment advisory fees	385,094
To other affiliates	36,293
Distribution (12b-1) fees	41,130
Accrued expenses and other liabilities	242,221
TOTAL LIABILITIES	1,367,504
NET ASSETS	$285,355,655

NET ASSETS CONSIST OF:
Paid in capital	300,835,643
Accumulated net investment loss	(20,329,253)
Accumulated net realized loss from investment	—
Net unrealized appreciation on investments	4,849,265
NET ASSETS	$285,355,655

Net Asset Value Per Share:
Class A Shares:
Net Assets	$116,598,250
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	13,080,814
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a,b)	$8.91
Maximum offering price per share (net asset value plus maximum sales charge of 5.75% (c)	$9.45

Class C Shares:
Net Assets	$18,457,461
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,122,344
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b,d)	$8.70

Class I Shares:
Net Assets	$149,406,771
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	16,610,661
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$8.99

Class O Shares:
Net Assets	$893,173
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	100,241
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$8.91

(a)	For certain purchases of $1 million or more, a 1.00% contingent deferred sales charge may apply to redemptions made within 18 months of purchase.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(c)	On investments of $25,000 or more, the sales charge is reduced.

(d)	A deferred sales charge of up to 1.00% will be applied to shares redeemed within 12 months of purchase.

See accompanying notes to consolidated financial statements.

10

Altegris Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended June 30, 2014

INVESTMENT INCOME
Interest	$497,074

EXPENSES
Investment advisory fees	6,977,326
Distribution (12b-1) fees:
Class A	444,916
Class C	210,619
Class O	1,869
Administrative services fees	234,420
Non 12b-1 shareholder servicing expense	227,841
Printing and postage expenses	221,647
Transfer agent fees	144,466
Custodian fees	83,635
Registration fees	78,715
Legal fees	53,311
Accounting services fees	48,842
Audit fees	48,521
Compliance officer fees	47,502
Insurance expense	40,817
Trustees fees and expenses	10,628
Other expenses	3,462
TOTAL EXPENSES	8,878,537
Less: Fees waived by the Advisor	(571,492)
NET EXPENSES	8,307,045

NET INVESTMENT LOSS	(7,809,971)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss from:
Investments	(10,929,612)
Swaps	(6,167,934)
Net Realized Loss on Investments	(17,097,546)

Net change in unrealized appreciation (depreciation):
Investments	14,169,952
Swaps	(3,047,113)
Net Change in Unrealized Appreciation (Depreciation) on Investments	11,122,839

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(5,974,707)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,784,678)

See accompanying notes to consolidated financial statements.

11

Altegris Managed Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	June 30, 2014	June 30, 2013

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(7,809,971)	$(20,952,706)
Net realized loss from investment	(17,097,546)	(33,276,063)
Net change in unrealized appreciation (depreciation) on investments	11,122,839	(5,993,869)
Net decrease in net assets resulting from operations	(13,784,678)	(60,222,638)

SHARES OF BENEFITCIAL INTEREST
Proceeds from shares sold:
Class A	31,060,800	165,106,389
Class C	4,015,808	11,769,305
Class I	92,073,879	394,496,717
Class O (a)	999,899	351,129
Redemption fee proceeds:
Class A	3,356	10,494
Class C	395	482
Class I	4,759	23,978
Class O (a)	15	—
Payments for shares redeemed:
Class A	(186,224,908)	(383,876,517)
Class C	(9,967,489)	(9,616,680)
Class I	(464,095,303)	(324,202,354)
Class O (a)	(460,587)	—
Total decrease in net assets from share of beneficial interest	(532,589,376)	(145,937,057)

TOTAL DECREASE IN NET ASSETS	(546,374,054)	(206,159,695)

NET ASSETS
Beginning of Year	831,729,709	1,037,889,404
End of Year^	$285,355,655	$831,729,709
^ Includes accumulated net investment loss	$(20,329,253)	$(24,266,401)

SHARE ACTIVITY
Class A:
Shares Sold	3,521,101	17,179,111
Shares Redeemed	(21,125,401)	(39,980,559)
Net decrease in shares of beneficial interest outstanding	(17,604,300)	(22,801,448)

Class C:
Shares Sold	464,299	1,253,397
Shares Redeemed	(1,155,466)	(1,029,216)
Net increase (decrease) in shares of beneficial interest outstanding	(691,167)	224,181

Class I:
Shares Sold	10,373,540	41,257,652
Shares Redeemed	(52,490,704)	(34,057,836)
Net increase (decrease) in shares of beneficial interest outstanding	(42,117,164)	7,199,816

Class O: (a)
Shares Sold	113,685	38,873
Shares Redeemed	(52,317)	—
Net increase in shares of beneficial interest outstanding	61,368	38,873

(a)	Class O commenced operations on March 13, 2013.

See accompanying notes to consolidated financial statements.

12

Altegris Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended		Year Ended		Year Ended	Period Ended
	June 30,		June 30,		June 30,	June 30,
	2014		2013		2012	2011 (1)

Net asset value, beginning of year	$8.98		$9.63		$9.61	$10.00

Income (loss) from investment operations:
Net investment loss (2)	(0.16)		(0.22)		(0.43)	(0.31)
Net realized and unrealized gain/(loss) on investments	0.09		(0.43)		0.45	(0.05)
Total from investment operations	(0.07)		(0.65)		0.02	(0.36)

Less distributions from:
Net investment income	—		—		—	(0.03)
Net realized gains	—		—		—	(0.00	) (3)
Total distributions	—		—		—	(0.03)

Redemption fees collected (3)	0.00		0.00		0.00	0.00

Net asset value, end of year	$8.91		$8.98		$9.63	$9.61

Total return (4)	(0.78)%		(6.75)%		0.21%	(3.58	)% (5,6)

Net assets, at end of year (000s)	$116,598		$275,579		$514,983	$368,155

Ratios including the expenses and income of AMFS Fund Limited:
Ratio of gross expenses to average net assets (7,10)	2.01	% (8)	2.48	% (8)	4.54%	3.90	% (9)
Ratio of net expenses to average net assets (11)	1.90	% (8)	2.42	% (8)	4.55%	3.86	% (9)
Ratio of net investment loss to average net assets (12)	(1.79	)% (8)	(2.30	)% (8)	(4.42)%	(3.67	)% (9)

Portfolio Turnover Rate	346%		277%		0%	333	% (5)

(1)	The Fund’s Class A shares commenced operations on August 26, 2010.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(9)	Annualized for periods less than one full year.

(10)	Ratio of gross expenses to average net assets excluding the expenses and income of AMFS Fund Limited: (7)	2.01	% (8)	1.96	% (8)	1.94%	2.04	% (9)

(11)	Ratio of net expenses to average net assets excluding the expenses and income of AMFS Fund Limited:	1.90	% (8)	1.90	% (8)	1.95%	2.00	% (9)

(12)	Ratio of net investment loss to average net assets excluding the expenses and income of AMFS Fund Limited:	(1.80	)% (8)	(1.79	)% (8)	(1.83)%	(1.82	)% (9)

See accompanying notes to consolidated financial statements.

13

Altegris Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended		Year Ended		Year Ended		Period Ended
	June 30,		June 30,		June 30,		June 30,
	2014		2013		2012		2011 (1)

Net asset value, beginning of year	$8.83		$9.54		$9.59		$10.53

Income (loss) from investment operations:
Net investment loss (2)	(0.22)		(0.29)		(0.50)		(0.18)
Net realized and unrealized gain/(loss) on investments	0.09		(0.42)		0.45		(0.76)
Total from investment operations	(0.13)		(0.71)		(0.05)		(0.94)

Redemption fees collected (3)	0.00		0.00		0.00		0.00

Net asset value, end of year	$8.70		$8.83		$9.54		$9.59

Total return (4)	(1.47)%		(7.44	)% (5)	(0.52	)% (5)	(8.93	)% (6)

Net assets, at end of year (000s)	$18,457		$24,838		$24,692		$11,002

Ratios including the expenses and income of AMFS Fund Limited:
Ratio of gross expenses to average net assets (7,10)	2.76	% (8)	3.23	% (8)	5.29%		4.67	% (9)
Ratio of net expenses to average net assets (11)	2.65	% (8)	3.17	% (8)	5.30%		4.61	% (9)
Ratio of net investment loss to average net assets (12)	(2.54	)% (8)	(3.05	)% (8)	(5.17)%		(4.48	)% (9)

Portfolio Turnover Rate	346%		277%		0%		333	% (6)

(1)	The Fund’s Class C Shares commenced operations on February 1, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Not annualized.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(9)	Annualized for periods less than one full year.

(10)	Ratio of gross expenses to average net assets excluding the expenses and income of AMFS Fund Limited: (7)	2.76	% (8)	2.71	% (8)	2.69%	2.80	% (9)

(11)	Ratio of net expenses to average net assets excluding the expenses and income of AMFS Fund Limited:	2.65	% (8)	2.65	% (8)	2.70%	2.75	% (9)

(12)	Ratio of net investment loss to average net assets excluding the expenses and income of AMFS Fund Limited:	(2.55	)% (8)	(2.54	)% (8)	(2.58)%	(2.64	)% (9)

See accompanying notes to consolidated financial statements.

14

Altegris Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended		Year Ended		Year Ended	Period Ended
	June 30,		June 30,		June 30,	June 30,
	2014		2013		2012	2011 (1)

Net asset value, beginning of year	$9.04		$9.67		$9.63	$10.00

Income (loss) from investment operations:
Net investment loss (2)	(0.14)		(0.20)		(0.41)	(0.29)
Net realized and unrealized gain/(loss) on investments	0.09		(0.43)		0.45	(0.04)
Total from investment operations	(0.05)		(0.63)		0.04	(0.33)

Less distributions from:
Net investment income	—		—		—	(0.04)
Net realized gains	—		—		—	(0.00	) (3)
Total distributions	—		—		—	(0.04)

Redemption fees collected (3)	0.00		0.00		0.00	0.00

Net asset value, end of year	$8.99		$9.04		$9.67	$9.63

Total return (4)	(0.55)%		(6.51)%		0.42%	(3.34	)% (5)

Net assets, at end of year (000s)	$149,407		$530,964		$498,214	$388,542

Ratios including the expenses and income of AMFS Fund Limited:
Ratio of gross expenses to average net assets (6,9)	1.76	% (7)	2.23	% (7)	4.29%	3.63	% (8)
Ratio of net expenses to average net assets (10)	1.65	% (7)	2.17	% (7)	4.30%	3.60	% (8)
Ratio of net investment loss to average net assets (11)	(1.54	)% (7)	(2.05	)% (7)	(4.17)%	(3.37	)% (8)

Portfolio Turnover Rate	346%		277%		0%	333	% (5)

(1)	The Fund’s Class I shares commenced operations on August 26, 2010.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Annualized for periods less than one full year.

(9)	Ratio of gross expenses to average net assets excluding the expenses and income of AMFS Fund Limited: (6)	1.76	% (7)	1.71	% (7)	1.69%	1.78	% (8)

(10)	Ratio of net expenses to average net assets excluding the expenses and income of AMFS Fund Limited:	1.65	% (7)	1.65	% (7)	1.70%	1.75	% (8)

(11)	Ratio of net investment loss to average net assets excluding the expenses and income of AMFS Fund Limited:	(1.55	)% (7)	(1.54	)% (7)	(1.58)%	(1.53	)% (8)

See accompanying notes to consolidated financial statements.

15

Altegris Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class O
	Year Ended	Period Ended
	June 30,	June 30,
	2014	2013 (1)

Net asset value, beginning of year	$8.98	$9.52

Income (loss) from investment operations:
Net investment loss (2)	(0.16)	(0.07)
Net realized and unrealized gain/(loss) on investments	0.09	(0.47)
Total from investment operations	(0.07)	(0.54)

Redemption fees collected	0.00 (3)	—

Net asset value, end of year	$8.91	$8.98

Total return (4)	(0.78)%	(5.67	)% (5)

Net assets, at end of year (000s)	$893	$349

Ratios including the expenses and income of AMFS Fund Limited:
Ratio of gross expenses to average net assets (6,8,9)	2.01%	2.48	% (7)
Ratio of net expenses to average net assets (8,10)	1.90%	2.42	% (7)
Ratio of net investment loss to average net assets (8,11)	(1.79)%	(2.30	)% (7)

Portfolio Turnover Rate	346%	277	% (5)

(1)	The Fund’s Class O shares commenced operations on March 13, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized for periods less than one full year.

(8)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(9)	Ratio of gross expenses to average net assets excluding the expenses and income of AMFS Fund Limited: (6,8)	2.01%	1.95	% (7)

(10)	Ratio of net expenses to average net assets excluding the expenses and income of AMFS Fund Limited: (8)	1.90%	1.90	% (7)

(11)	Ratio of net investment loss to average net assets excluding the expenses and income of AMFS Fund Limited: (8)	(1.80)%	(1.79	)% (7)

See accompanying notes to consolidated financial statements.

16

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2014

1.	ORGANIZATION

The Altegris Managed Futures Strategy Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s primary investment objective is to achieve positive absolute returns in rising and falling equity markets. The Fund’s secondary investment objective is to achieve its primary investment objective with less volatility than major equity market indices.

On September 1, 2013, the partnership of Aquiline Capital Partners LLC and Genstar Capital, LLC, closed a transaction with Genworth Financial, Inc. (“Genworth”) the former parent company of Altegris Advisors L.L.C (the “Advisor”), in the acquisition of the Genworth’s wealth management business, including Altegris. All customary closing conditions were met with approval at the shareholder meeting held on July 19, 2013, whereby the shareholders approved the new investment advisory agreement.

The Fund offers Class A, Class C, Class I and Class O shares. The Fund launched Class O shares on March 13, 2013. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class C, Class O and Class I shares are offered at net asset value (“NAV”) without an initial sales charge. Class C shares are subject to a deferred sales charge of up to 1% on shares redeemed within 12 months of purchase. Class I shares of the Fund are offered at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A, Class O and Class C shares. All classes are subject to a 1% redemption fee on redemptions made within 30 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Consolidation of a Subsidiary – The consolidated financial statements of the Fund include AMFS Fund Limited (“AMFS”). AMFS is a wholly-owned and controlled Foreign Corporation (“CFC”) of which the Fund may invest up to 25% of its total assets. The Fund consolidates the results of the subsidiary in which the Fund holds a controlling economic interest (greater than 50%). All inter-company accounts and transactions have been eliminated.

A summary of the Fund’s investment in AMFS is as follows:

	Inception Date of AMFS	AMFS Net Assets at June 30, 2014	% Of Total Net Assets at June 30, 2014
AMFS	09/11/10	$ 66,594,075	23.3%

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the year ended. Actual results could differ from those estimates.

17

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2014

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

AMFS gains exposure to the global derivatives markets through investment in the unaffiliated trading companies of Alternative Strategies Limited (“ASL”). ASL is incorporated as an exempted company under the Companies Law of the Cayman Islands on July 7, 2010. ASL uses one or more proprietary managed futures trading programs (“managed futures programs”), in one or more private investment vehicles or commodity pools (“unaffiliated trading companies”) advised by one or more commodity trading advisors (“CTAs”). Managed futures programs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options, forward contracts, and other derivative instruments

The Advisor fair values the unaffiliated trading companies of ASL daily based on the underlying commodity trading advisor’s (“CTA’s”) current position information on a next-trading day basis. The Advisor applies current day pricing to the CTA positions calculating an estimated profit and loss which is then used to determine a daily fair value NAV for each CTA. The Advisor receives a daily CTA estimated profit and loss figure from the CTA which is compared to the Advisors estimated profit and loss. If the difference of these estimates exceeds the Advisor’s threshold, additional procedures are conducted by the Advisor which may include, but are not limited to reviewing current prices and speaking with the CTA. The Advisor then makes a final determination on the fair value NAV for each CTA, using either the Advisor’s estimate or the CTA’s estimate. These CTA prices are used to value the Fund’s swaps and structured note holdings. The Advisors fair value NAV is back tested daily and reviewed by the Fund’s fair valuation committee on a regular basis. For financial reporting purposes, at June 30, 2014, the NAV is calculated using the current market values of the CTA’s total assets as of the close of the regular trading session of the exchange or the close price at 4 pm eastern time.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its NAV.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably

18

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2014

familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Swap Agreements – The Fund is subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Fund may hold fixed-rate bonds, the value of which may decrease if interest rates rise and equities subject to equity price risk.   The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statements of Assets and Liabilities and may be referred to as upfront payments. The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities.  The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

Structured Notes – Structured notes are marked-to-market daily based upon market quotations and fair value estimates of the value of the reference asset, and in accordance with the Fund’s valuation policies. This valuation is a function of the valuation of the reference assets, adjusted for any accruals and financing charges. The change in note value, if any, is recorded as unrealized gain or loss. Payments received or made upon note redemption or maturity are typically based on independent valuations of the reference asset(s) and are recorded as realized gain or loss. Purchasing such structured notes involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no independent valuation of the reference asset(s), that the issuer may default on its obligation to perform (possibly leading to a loss of principal) or disagree as to the meaning of contractual terms in the note documents, and that the return of the reference asset less the floating and/or fixed rate may be below expectations.

The amounts of derivative instruments disclosed on the Consolidated Portfolio of Investments at June 30, 2014 are a reflection of the volume of derivative activity for the Fund.

Fair Value – The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

19

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2014

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2014 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Investments
Unaffiliated Trading Companies	$—	$11,854,600	$—	$11,854,600
Structured Notes	—	21,114,228	—	21,114,228
Notes and Bonds	—	108,601,194	—	108,601,194
Certificates of Deposit	—	25,750,000	—	25,750,000
Commercial Paper	—	26,899,032	—	26,899,032
Discount Agency Notes	—	54,263,720	—	54,263,720
Total Assets:	$—	$248,482,774	$—	$248,482,774
Derivatives
Swaps	$—	$673,526	$—	$673,526

*	Refer to the Consolidated Portfolio of Investments for security classification.

The Fund did not hold any Level 1 or Level 3 securities during the year ended June 30, 2014.

There were no transfers into or out of Level 2 during the year ended June 30, 2014. It is the Fund’s policy to recognize transfers into or out of Levels at the end of the reporting year.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid at least annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

20

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2014

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax years 2011, 2012 and 2013 or expected to be taken in the Fund’s 2014 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For tax purposes, AMFS is an exempted Cayman investment company. AMFS has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, AMFS is a Controlled Foreign Corporation and as such is not subject to U.S. income tax.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended June 30, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to $178,764,887 and $286,220,694, respectively.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of June 30, 2014:

Derivative Investment Type	Location on the Statement of Assets and Liabilities
Total Return Swaps	Unrealized appreciation on swap contracts

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of June 30, 2014

Asset Derivatives Investment Value
Derivative Investment Type	Swaps
Total Return Swaps	$673,526

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended June 30, 2014:

Derivative Investment Type	Location of Gain/Loss on Derivative
Swaps	Net realized gain (loss) from swaps
Net unrealized appreciation (depreciation) on swaps
21

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2014

The following is a summary of the Fund’s realized gain (loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended June 30, 2014:

Realized gain/(loss) on derivatives recognized in the Statement of Operations
Derivative Investment Type	Equity Risk	Total for the Year Ended June 30, 2014
Swaps	$(6,167,934)	$(6,167,934)

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statement of Operations
Derivative Investment Type	Equity Risk	Total for the Year Ended June 30, 2014
Swaps	$(3,047,113)	$(3,047,113)

During the normal course of business, the Fund purchases and sells various financial instruments, which may result in market, counterparty, liquidity and currency risks, the amount of which is not apparent from the consolidated financial statements.

Associated Risks:

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the consolidated portfolio of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s consolidated financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the consolidated portfolio of investments.

Counterparty Risk: The Fund invests in derivative instruments issued for the Fund by Barclays Bank PLC (“Barclays”), a Barclays Product (“Product’). If Barclays becomes insolvent, Barclays may not be able to make any payments under the Product and investors may lose their capital invested in the Product. A decline in Barclays’ financial standing is likely to reduce the market value of the Product and therefore the price an investor may receive for the Product if they sell it in the market.

Liquidity Risk: Liquidity risk is the risk that the Fund will encounter difficulty in raising funds to meet commitments. Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Fund’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid. As a result the Fund may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Fund does not anticipate any material losses as a result of liquidity risk.

4.	OFFSETTING OF FINANCIAL ASSETS AND DERIVATVIE ASSETS

The Fund’s policy is to recognize a net asset or liability equal to the unrealized on swap contracts. During the year ended June 30, 2014, the Portfolio was not subject to any master netting arrangements.

22

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2014

5.	INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

Altegris Advisors, L.L.C., serves as the Fund’s investment advisor (the “Advisor”). The Advisor delegates managements of the Fund’s Fixed Income strategy portfolio to J.P. Morgan Investment Management, Inc., who serves as the Sub-Advisor (the “Sub-Advisor”). The Fund employs Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS.

Pursuant to an advisory agreement with The Trust on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on the Fund’s average daily net assets and is computed at the following annual rates: 1.50% on the first $1 billion of net assets, 1.40% on net assets greater than $1 billion and less than or equal to $1.5 billion, 1.30% on net assets greater than $1.5 billion and less than or equal to $2 billion, 1.20% on net assets greater than $2 billion and less than or equal to $2.5 billion, 1.10% on net assets greater than $2.5 billion and less than or equal to $3 billion and 1.00% on net assets greater than $3 billion. For the year ended June 30, 2014 the Advisor received $6,977,326 in advisory fees. Pursuant to a sub-advisory agreement between the Advisor and Sub-Advisor, the Sub-Advisor is entitled to receive, on a monthly basis, an annual sub-advisory fee on the fixed income portion of the Fund’s average daily net assets. The Sub-Advisor is paid by the Advisor, not the Fund.

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least January 31, 2015, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front end or contingent deferred loads, interest, brokerage fees and commissions, swap and structures note fees and expenses, acquired Fund Fees and Expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, short selling expenses , expenses incurred in connection with any merger or reorganization of underlying pools in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.90%, 2.65%, 1.65% and 1.90% of the daily average net assets attributable to each of the Class A, Class C, Class I and Class O shares, respectively.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. Cumulative expenses subject to recapture pursuant to the aforementioned conditions will expire June 30 of the following years:

2016	$622,637
2017	$571,492
$1,194,129

The Trust, on behalf of the Fund, has adopted the Trust Master Distribution and Shareholder Servicing Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to Class A and Class O shares, and at an annual rate of 1.00% of the average daily net assets attributable to Class C shares. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”); to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the year ended June 30, 2014, pursuant to the Plan, Class A, Class C and Class O shares paid $444,916, $210,619 and $1,869, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C, Class O and Class I shares. The Distributor is an affiliate of GFS. During the year ended June 30, 2014, the Distributor received $58,240 and $47,899 in underwriting commissions for sales of Class A and Class C shares, of which $8,235 and $7,655, respectively, was retained by the principal underwriter or other affiliated broker-dealers.

The Fund is part of a series of Altegris Funds or (“Family”) comprised of, Altegris Macro Strategy Fund, Altegris Futures Evolution Strategy Fund, Altegris Equity Long Short Fund, Altegris Fixed Income Long Short Fund, Altegris Multi Strategy

23

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2014

Alternative Fund and Altegris/AACA Real Estate Long Short Fund. The Family shares the minimum annual fees based on a percentage of the average net assets of each fund. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Family. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Family.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

6.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days on all classes. Class C shares are also subject to a deferred sales charge of up to 1% on shares redeemed within 12 months of purchase. The redemption fee is paid directly to the Fund. For the year ended June 30, 2014, Class A, Class C, Class I and Class O assessed redemption fees in the amounts of $3,356, $395, $4,759 and $15, respectively.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

As of June 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital		Post October	Unrealized	Total
Ordinary	Long-Term	Loss	Other Book/	Loss and	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Tax Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$—	$—	$—	$—	$(2,468,870)	$(13,011,118)	$(15,479,988)

The differences between book basis and tax basis unrealized appreciation and accumulated net investment loss are primarily attributable to the tax adjustments relating to the Fund’s holding in AMFS and mark-to-market on passive foreign investment companies.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $2,468,870.

Permanent book and tax differences, primarily attributable to net operating losses and adjustments for the CFC, resulted in reclassification for the period ended June 30, 2014 as follows: a decrease in paid in capital of $28,845,538; a decrease in accumulated net investment losses of $11,747,119; and a decrease in accumulated net realized loss from security transactions of $17,098,419.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the consolidated financial statements.

24

Ernst & Young LLP One Commerce Square Suite 700 2005 Market Street Philadelphia, PA 19103-7096	Phone: +1 215 448 5000 Fax: +1 215 448 5500 www.ey.com

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
of Northern Lights Fund Trust

We have audited the accompanying consolidated statement of assets and liabilities of Altegris Managed Futures Strategy Fund (the Fund), including the consolidated portfolio of investments, as of June 30, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the years or periods indicated therein. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Altegris Managed Futures Strategy Fund at June 30, 2014, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the years or periods indicated therein in conformity with U.S. generally accepted accounting principles.

August 27, 2014

25

Altegris Managed Futures Strategy Fund

EXPENSE EXAMPLES (Unaudited)

June 30, 2014

As a shareholder of the Altegris Managed Futures Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges (CDSCs) and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Altegris Managed Futures Strategy Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period beginning January 1, 2014 and ended June 30, 2014.

Table 1. Actual Expenses

Table 1 “Actual Expenses” provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Table 2. Hypothetical Example for Comparison Purposes

Table 2 below provides information about hypothetical account values and hypothetical expenses based on the Altegris Managed Futures Strategy Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Table 1.	Annualized	Beginning	Ending	Expenses Paid
Actual	Expense	Account Value	Account Value	During Period *
Expenses	Ratio	1/1/2014	6/30/2014	1/1/2014 – 6/30/14
Class A	1.90%	$1,000.00	$987.80	$9.36
Class C	2.65%	$1,000.00	$984.20	$13.04
Class I	1.65%	$1,000.00	$989.00	$8.14
Class O	1.90%	$1,000.00	$987.80	$9.36

Table 2.

		Beginning	Ending	Expenses Paid
Hypothetical		Account Value	Account Value	During Period *
(5% return before expenses)		1/1/2014	6/30/2014	1/1/2014 – 6/30/14
Class A	1.90%	$1,000.00	$1,015.37	$9.49
Class C	2.65%	$1,000.00	$1,011.65	$13.22
Class I	1.65%	$1,000.00	$1,016.61	$8.25
Class O	1.90%	$1,000.00	$1,015.37	$9.49

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).
26

Altegris Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2014

Altegris Managed Futures Strategy Fund (Adviser – Altegris Advisors, LLC)*

In connection with the April 24, 2013 special meeting of the Board of Trustee (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, the Trustees discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Altegris Advisors, LLC (“Altegris”) and the Trust, with respect to Altegris Macro Strategy Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees revisited their discussions regarding Altegris over the last 12 months, and considered their familiarity with key advisory personnel and that each has approximately 20 years of industry experience. The Trustees also considered that Altegris has a strong infrastructure with qualified personnel that provides research, operational, sales and marketing, and legal and compliance services to the Fund. The Trustees also considered that Altegris provides due diligence around asset allocation, sourcing, evaluation of investment managers, investment monitoring, risk management, along with the supervision of sub-advisers. A representative of Trust management noted that Altegris is professional and proactive in its interactions with management and fund service providers. The Trustees noted that Altegris manages a robust marketing and distribution plan for the Fund that includes marketing the Funds to Altegris’ affiliated broker-dealers, independent broker-dealers, and making the Fund available for sale on approximately 20 mutual fund “supermarket” platforms. During their discussion, the Trustees recognized that Altegris has a good fund-raising track record that they expect will continue. The Trustees remarked that they and the Trust’s chief compliance officer (“CCO”) have had a good working relationship with Altegris personnel since the commencement of the Altegris/Trust relationship. The Trust’s CCO confirmed that he and his staff had not found any material compliance issues at Altegris in the last year, and that Altegris’ compliance team had developed a strong infrastructure for monitoring overall compliance. The Trust’s CCO noted that Altegris’ current CCO is also its general counsel. The Altegris CCO explained that Altegris is in the process of evaluating those responsibilities and is considering the addition of a fully dedicated CCO. With respect to daily monitoring, the Trustees noted that Altegris has developed internal tools to handle the daily monitoring of compliance and Fund operations to ensure the prospectus and 1940 Act guidelines are adhered to. The Trustees were pleased that existing key Altegris personnel will continue to have responsibility for managing the business, and that a subset of those will have an equity stake in the firm. Finally, they noted that a representative of Altegris had confirmed that Altegris could see no reason why the reorganization would impact the firm or Fund shareholders negatively, in fact, Altegris believes it will have a positive impact due to the additional expertise and resources Altegris will have access to. Based on its previous history with Altegris, the Trustees concluded that Altegris has the capacity to provide the Board and shareholders with high quality services for the Fund.

Performance. The Trustees noted that they had recently considered the approval of the advisory agreement between the Trust and Altegris with respect to the Fund at the March 29, 2013 meeting of the Board. Because of the relatively brief time since their last review of the Fund’s performance, the Trustees revisited their deliberations from that meeting. They noted that although the Fund continues to trail all comparable averages over the last 1 year, the Fund has outperformed the Morningstar category average since inception and its performance had improved since March 2013. The Trustees recalled Altegris’ frank

27

Altegris Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2014

assessment of its own performance and its proactive efforts to improve the Fund’s performance, as discussed at the March meeting.

Fees and Expenses. The Trustees noted that they had recently considered the approval of the advisory agreement between the Trust and Altegris with respect to the Fund at the March 27, 2013 meeting of the Board. Because of the relatively brief time since their last review of the Fund, the Trustees revisited their deliberations from that meeting. They noted the Fund’s fee of 1.50% is higher than the Morningstar category average of 1.24%, but within the high-low range of fees charged by funds in the category (0.59% - 2.99%). They further noted the advisory fee is in line with the fees charged by other funds in its peer group which average 1.56% and range 1.40% to 1.80%. They noted that the approved breakpoints in place reduce the fee as low as 1.0% at the highest breakpoint. After evaluating the materials provided, and revisiting their deliberations from the March 2013 meeting of the Board, the Trustees concluded that the fee was acceptable.

Economies of Scale. The Trustees considered whether economies of scale will be reached with respect to the management of the Fund. The Trustees considered the expense limitation agreement in place for the Fund, and the proposed breakpoints included in the Advisory Agreement with respect to the Fund. After discussion, the Board’s consensus was that in consideration of the expense limitation agreement, the proposed breakpoints continue to be appropriate, and the shareholders will benefit appropriately from the economies of scale.

Profitability. The Trustees considered the profits Altegris would realize in connection with managing the Fund and whether the estimated amount of profit is a fair entrepreneurial profit with respect to the services to be provided to the Fund. The Trustees noted that they had recently considered the approval of the advisory agreement between the Trust and Altegris with respect to the Fund at the March 27, 2013 meeting of the Board. Because of the relatively brief time since their last review of the Fund, the Trustees revisited their deliberations from that meeting. They considered the profits realized by Altegris over the last 12 months in connection with the operation of the Fund. The Trustees considered that based on Altegris’ considerable capital commitment related to launching the Fund, and related business risks, Altegris is being rewarded appropriately for its commitment and risk. The Trustees concluded that the fees are reasonable.

Conclusion. Having requested and received such information from the Altegris as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the advisory fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the shareholders of the Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Altegris Managed Futures Strategy Fund (Sub-Adviser – J.P. Morgan Investment Management, Inc.)

In connection with the April 24, 2013 special meeting of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, the Trustees discussed the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Altegris and J.P. Morgan Investment Management, Inc. (“JPM”), on behalf of Altegris Macro Strategy Fund (the “Fund”). The Trustees noted that JPM previously had provided the Trustees with materials related to its proposed Sub-Advisory Agreement, including information on the firm’s investment strategies executed for its existing clients. In considering the approval of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

28

Altegris Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2014

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent, and Quality of Services. The Trustees took into consideration that that JPM has over $1.4 trillion in assets under management, providing a wide range of investment solutions and products to individuals, advisers and institutions. The Trustees discussed the extensive research conducted by JPM, the impressive background of the professionals servicing the Fund, and the sub-adviser’s culture of compliance. The Trustees discussed JPM’s responses and concluded that the nature, extent, and quality of services provided by JPM were very satisfactory.

Performance. The Trustees noted that the portion of Altegris Macro managed by JPM slightly outperformed its benchmark index over the 1-year period and since inception. After discussion, the Trustees concluded that JPM’s performance is reasonable

Fees and Expenses. The Trustees evaluated JPM’s sub-advisory fee of 0.06% for the Fund, and compared it to management fees charged by JPM to other mutual funds, pooled investment vehicles or private account with investment objectives and strategies comparable to the Fund. The Trustees noted that sub-advisory fees charged were identical to the management fees it charged for other similar services. After evaluating the materials provided, the Trustees concluded that the sub-advisory fee was more than acceptable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees agreed that this was an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that based on the competitive fee charged by JPM, the lack of breakpoints was acceptable.

Profitability. The Trustees considered the profits realized by JPM in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the services provided to the Fund. The Trustees noted that no additional benefits were realized by JPM from other activities related to the Fund. After further discussion, the Trustees concluded that JPM’s anticipated profits from the Fund were not excessive.

Conclusion. Having requested and received such information from JPM as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund
29

Altegris Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2014

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

			Number of
			Portfolios in
			Fund
			Complex**
Name, Address and	Position/Term	Principal Occupation During	Overseen by	Other Directorships held by Trustee
Year of Birth	of Office*	the Past Five Years	Trustee	During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	103	Two Roads Shared Trust (since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	103	Schroder Global Series Trust and Two Roads Shared Trust (since 2012)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	103	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust. (2007 – May, 2010); The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 - 2010).	103	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	132	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012- 2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	132	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

6/30/14 – NLFT_v3

30

Altegris Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2014

Interested Trustees and Officers

Number of
Portfolios in
Fund
Name, Address			Complex**
and Year of	Position/Term	Principal Occupation During the	Overseen by	Other Directorships held by Trustee
Birth	of Office*	Past Five Years	Trustee	During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager,	103	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-772-5838.

6/30/14 – NLFT_v3

31

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
32

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.
33

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PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-772-5838 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-772-5838.

INVESTMENT ADVISOR

Altegris Advisors, L.L.C

1200 Prospect Street, Suite 400

La Jolla, CA 92037

SUB-ADVISOR

J.P. Morgan Investment Management, Inc.

270 Park Avenue

New York, NY 10017

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 - $30,000

(b)

Audit-Related Fees

2014 -  None

(c)

Tax Fees

2014 - $8,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2014 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2014

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $8,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

9/8/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

9/8/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

9/8/14